As filed with the Securities and Exchange Commission on July 22, 2003

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2003

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-24531

DELAWARE	52-2091509
(State or other jurisdiction of incorporation)	(I.R.S. employer identification number)

2 Bethesda Metro Center
Bethesda, MD
(Address of principal executive offices)

20814
(Zip Code)

(301) 215-8300
(Registrant’s telephone number, including area code)

INFORMATION INCLUDED IN THIS REPORT

Item 9.    REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, “DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION”)

On July 22, 2003, CoStar Group, Inc. announced its financial results for the quarter and six months ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2003	COSTAR GROUP, INC.

By: /s/ Frank A. Carchedi Name: Frank A. Carchedi Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2003